                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 24, 2003
                                                          --------------

                               CRAWFORD & COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                     GEORGIA
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)

        1-10356                                           58-0506554
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

               5620 Glenridge Drive, N.E., Atlanta, Georgia 30342
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (404) 256-0830
             ------------------------------------------------------
              (Registrant's telephone number, including area code)
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ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

(c)      Exhibits

         Exhibit No.                    Description
         -----------                    -----------
         99.1                           Press Release dated April 24, 2003

ITEM 9.  Regulation FD Disclosure

         The information contained in this Item 9 is being furnished to the Securities and Exchange Commission (the "Commission") pursuant to Item 12 of Form 8-K, "Disclosure of Results of Operations and Financial Condition," as directed by the Commission in Release No. 23-47583.

         On April 24, 2003, Crawford & Company (the "Company") issued a press release containing information about the Company's financial condition or results of operations for the quarterly period ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       CRAWFORD & COMPANY
                                                          (Registrant)


                                                By: /s/ JOHN F. GIBLIN
                                                    ----------------------------
                                                    John F. Giblin
                                                    Executive Vice President and
                                                    Chief Financial Officer

Dated:   April 24, 2003


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                                  EXHIBIT INDEX

Number                  Descriptions
------                  ---------------
99.1                    Press Release issued April 24, 2003


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